                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Helen of Troy Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                              HELEN OF TROY LIMITED

                               6827 MARKET AVENUE
                              EL PASO, TEXAS 79915

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 25, 1998

         Notice is hereby given that the Annual Meeting of the Shareholders (the "Meeting") of Helen of Troy Limited, a Bermuda company, will be held at the Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas on Tuesday, August 25, 1998 at 1:00 p.m., Mountain Daylight Time, for the following purposes:

         1. To elect a board of six directors;
         2. To consider approval of the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan;
         3. To consider approval of the Helen of Troy Limited 1998 Employee Stock Purchase Plan;
         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         A record of shareholders who will be entitled to notice of or to vote at the Meeting has been taken as of the close of business on July 15, 1998. You are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the Meeting.

         If you do not expect to be present in person at the Meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope which has been provided for your convenience. The prompt return of proxies will insure a quorum and save the Company the expense of further solicitation.

         You are cordially invited and encouraged to attend the Meeting in person.

                                                       Gerald J. Rubin
                                                       Chairman of the Board
El Paso, Texas
July 23, 1998

                                    IMPORTANT
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                                Helen of Troy(R)

                              HELEN OF TROY LIMITED

                           PRINCIPAL EXECUTIVE OFFICE
                               6827 MARKET AVENUE
                              EL PASO, TEXAS 79915

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 25, 1998

                             SOLICITATION OF PROXIES

      The accompanying proxy is solicited by the Board of Directors of Helen of Troy Limited (the "Company") for use at its Annual Meeting of Shareholders (the "Meeting") to be held at the Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas, on Tuesday, August 25, 1998 at 1:00 p.m., Mountain Daylight Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A proxy may be revoked by filing written notice of revocation or an executed proxy bearing a later date with the Secretary of the Company any time before exercise of the proxy. A shareholder giving a proxy may attend the Meeting and vote in person. Forms of proxy and proxy statements are to be mailed on or about July 24, 1998.

      The Annual Report to Shareholders for the year ended February 28, 1998 ("fiscal 1998"), including financial statements, is enclosed. It does not form any part of the material provided for the solicitation of proxies.

      The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit the return of proxies by telephone and personal interview. Forms of proxy and proxy material may also be distributed through brokers, custodians and like parties to beneficial owners of the Company's common shares, par value $.10 per share (the "Common Stock") for which the Company will, upon request, reimburse the forwarding expense.


                                VOTING SECURITIES

      The close of business on July 15, 1998 was the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting. At the record date, there were 27,888,428 issued and outstanding shares of Common Stock, entitled to one vote per share. On August 26, 1997, the Board of Directors approved a 2-for-1 stock split which was paid as a 100% stock dividend on September 22, 1997 to shareholders of record on September 8, 1997. All references in this Proxy Statement to number of shares of Common Stock and per share amounts reflect the increased number of shares of Common Stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of July 7, 1998, the beneficial ownership of the Common Stock of the Directors, the named executive officers of the Company, the named executive officers and the Directors of the Company as a group, and each person known to the Company to be the beneficial owner of more than 5% of the Common Stock:

                                          AMOUNT AND NATURE OF
         NAME                             BENEFICIAL OWNERSHIP          PERCENT OF CLASS
Gerald J. Rubin (1)(2)(3)(4)                   4,539,922                     15.4 %
     6827 Market Avenue
     El Paso, Texas 79915

Byron H. Rubin (8)                                24,000                       *

Daniel C. Montano (7)                             32,000                       *

Gary B. Abromovitz (7)                            36,000                       *

Stanlee N. Rubin (1) (7)                          32,000                       *

Christopher L. Carameros (8)                      24,000                       *

H. McIntyre Gardner (3)                           30,000                       *

Sam L. Henry (3)                                 125,000                       *

All Directors and officers as a group
(8 persons) (3)                                4,842,922                     16.5

Fidelity Management and Research
Company (5)                                    2,721,400                      9.3
     82 Devonshire Street
     Boston, Massachusetts 02109

A I M Management Group Inc. (6)                2,311,600                      7.9
     11 Greenway Plaza, Suite 1919
     Houston, Texas 77046

* ownership of  less than 1% of the Common Stock.

(1)      Does not include 144,000 shares in a trust for the children of Gerald
         J. Rubin and Stanlee N. Rubin in which they disclaim any beneficial ownership.

(2) Includes 276,980 shares held beneficially through a partnership in which Gerald J. Rubin is a partner.

(3) Includes 1,300,000 shares in the case of Gerald J. Rubin, 30,000 shares in the case of H. McIntyre Gardner, 65,000 shares in the case of Sam L. Henry, and 1,539,000 shares in the case of all directors and officers as a group that are issuable pursuant to options that are exercisable within sixty days of July 7, 1998.

(4) Includes 2,962,942 shares and all stock options granted that are subject to a one-half undivided community property interest with Stanlee N. Rubin.

(5) As extracted from Form 13G filed as of February 14, 1998, by Fidelity Management and Research Company, this represents sole investment power for 2,271,400 shares and sole voting power for no shares.

(6) As extracted from Form 13G filed as of February 9, 1998, by A I M Management Group Inc., this represents shared investment power for 2,311,600 shares and sole voting power for no shares.

(7) 32,000 of the shares for each individual represent options issued under the 1995 Non-Employee Director Stock Option Plan and exercisable within 60 days of July 7, 1998.

(8) 24,000 of the shares for each individual represent options issued under the 1995 Non-Employee Director Stock Option Plan and exercisable within 60 days of July 7, 1998.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Bye-laws of the Company state that the number of Directors of the Company shall not be less than two. Accordingly, the number of Director positions has been set at seven. The Nominating Committee has identified six candidates for election to the Board of Directors. Each Director elected shall serve as a Director until the next annual meeting of shareholders, or until his or her successor is elected and qualified.

         The six persons named below are the nominating committee's nominees for election as Directors. Gerald J. Rubin and Byron H. Rubin are brothers. Set forth below are descriptions of the principal occupations during at least the past five years of the nominees for membership on the Company's Board of Directors.

         Gerald J. Rubin, age 54, founder of Helen of Troy Texas Corporation, has been the Chairman and Chief Executive Officer of the Company since December 1993 and of Helen of Troy Texas Corporation since 1984. Mr. Rubin has been a Director of the Company since December 1993 and of Helen of Troy Texas Corporation since 1969. Helen of Troy Texas Corporation has been a subsidiary of the Company since February 1994.

         Daniel C. Montano, age 49, has been a Director of the Company since December 1993 and of Helen of Troy Texas Corporation since 1980. He has been the managing director of C&K Capital since January 1997. From January 1995 to December 1996, he was Director of Investment Banking at Brook Street Securities. Mr. Montano was President and a director of Montano Securities Corporation from 1979 to January 1995. He also serves as a director of ESSCO USA, a Greek shipping company.

         Byron H. Rubin, age 48, has been a Director of the Company since December 1993 and of Helen of Troy Texas Corporation since 1981. He has been a partner in the firm Daniels & Rubin (formerly known as Integrated Financial of Texas), an insurance and tax planning firm in Dallas, Texas since 1979.

         Stanlee N. Rubin, age 53, is the wife of Gerald J. Rubin, Chairman of the Board of Directors. She has been a Director of the Company since December 1993 and of Helen of Troy Texas Corporation since 1990. Mrs. Rubin is active in civic and charitable organizations. She is a member of the University of Texas at El Paso Board of Development. She is presently on the Board of Directors of the Alumni Association of the University of Texas at El Paso, The National Conference of Christians and Jews and the El Paso Symphony Guild. Mrs. Rubin is also a Partner for The Susan G. Komen Breast Cancer Foundation.

         Gary B. Abromovitz, age 55, has been a Director of the Company since December 1993 and of Helen of Troy Texas Corporation since 1990. He has been a partner in the law offices of Bonn/Abromovitz Law Firm in Phoenix, Arizona since 1990. From 1985 to 1989 he was Of Counsel to the law firm Bonn & Anderson in Phoenix, Arizona.

         Christopher L. Carameros, age 44, has been a Director of the Company since December 1993 and of Helen of Troy Texas Corporation since June 1993. From August 1997 to the present Mr. Carameros has been President of L & M Asset Management Inc., a financial services and asset management company. From September 1993 to July 1997 he was an Executive Vice President of Cactus Apparel Inc., an apparel manufacturing company.

         Except as indicated above, none of the above nominees is a director of any other publicly held company.

                     VOTE REQUIRED FOR ELECTION OF DIRECTORS

         The nominees receiving a majority of the votes cast at the Meeting will be elected as Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE SIX NOMINEES NAMED ABOVE.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Company's Executive Committee consisted of Mr. Gerald J. Rubin and Mr. Aaron M. Shenkman for the first seven months of fiscal 1998 and of Mr. Gerald J. Rubin and Mr. Byron H. Rubin for the remainder of the fiscal year. The Executive Committee has the power to exercise all of the authority of the Board of Directors in the management of the business and affairs of the Company, except to the extent provided in the Company's Bye-laws and by applicable law. All actions and resolutions of the Executive Committee are reported to the Board of Directors at the next meeting of the Board for its review, approval and ratification. The Executive Committee meets periodically during the year; but no resolutions were adopted nor were any formal meetings held during fiscal 1998.

         The Company's Audit Committee consisted of Mr. Gary B. Abromovitz, Mr. Daniel C. Montano and Mr. Christopher L. Carameros during fiscal 1998. The Audit Committee is responsible for evaluating accounting and control procedures and practices of the Company and for reporting on such matters to the Board of Directors. The Audit Committee serves as a direct liaison with the Company's independent public accountants and recommends the engagement or discharge of such accountants. The Audit Committee meets periodically with the Chief Financial Officer, other appropriate officers of the Company and the Company's independent public accountants to review the Company's financial and accounting systems, accounting and financial controls, reports by the independent public accountants, proposed accounting changes and financial statements and opinions on such financial statements. The Audit Committee met twice during fiscal 1998.

         The Company's Nominating Committee consisted of Mr. Gerald J. Rubin and Mr. Aaron M. Shenkman for the first seven months of fiscal 1998 and of Mr. Gerald J. Rubin and Mrs. Stanlee Rubin for the remainder of the fiscal year. The Nominating Committee receives recommendations from its members or other members of the Board of Directors for candidates to be appointed to the Board or Committee positions, reviews and evaluates such candidates and makes recommendations to the Board of Directors for nominations to fill Board and Committee positions. The Nominating Committee meets periodically during the year; but no resolutions were adopted nor were any formal meetings held during fiscal 1998. The Nominating Committee will consider candidates recommended by employees and shareholders. Written suggestions for candidates, accompanied by a written consent of the proposed candidate to serve as a Director if nominated and elected, a description of his or her qualifications and other relevant biographical information, should be sent by March 6th of the year preceding the next Annual Meeting to the Secretary of the Company, 6827 Market Avenue, El Paso, Texas 79915.

         The Company's Stock Option and Compensation Committee consisted of Mr. Daniel C. Montano and Mr. Gary B. Abromovitz during fiscal 1998. The Stock Option and Compensation Committee generally oversees matters relating to compensation of employees of the Company. In connection with this oversight, it reviews and makes recommendations to the Board of Directors on officer and senior employee compensation and on grants of stock options under the Company's stock option plans. The Stock Option and Compensation Committee met or unanimously voted on resolutions twice during fiscal 1998.

      The full Board of Directors met or unanimously voted on resolutions six times during fiscal 1998. Two of the six Board of Directors meetings were held by telephone. Each of the Directors attended or acted upon at least seventy-five percent of the aggregate number of Board of Director meetings, consents, and Committee meetings or consents held or acted upon during the period for which he or she acted as a Director during fiscal 1998.



                             EXECUTIVE COMPENSATION

         The following table sets forth the summary of compensation paid to the Company's Chief Executive Officer and its other Executive Officers during fiscal years 1996 through 1998.

                           SUMMARY COMPENSATION TABLE


                                                                                   LONG-TERM        ALL OTHER
                                          ANNUAL COMPENSATION                     COMPENSATION    COMPENSATION ($)
                          ---------------------------------------------------     ------------    ----------------
                                                                   OTHER
NAME AND                                                          ANNUAL
PRINCIPAL                                                       COMPENSATION        OPTIONS/
POSITION                  YEAR  SALARY ($)     BONUS ($)             ($)           SARS (#)
--------------------      ----  ----------    ----------     -------------------   -----------
Gerald J. Rubin           1998   $625,003     $885,000(3)          $ -0-            1,000,000     $16,414 (1)(2)
Chairman and Chief        1997    623,158      551,705               -0-                -0-        15,821 (1)(2)
Executive Officer         1996    600,000      262,000               -0-            1,200,000      15,363 (1)(2)


H.McIntyre Gardner        1998    216,667       50,000               -0-              300,000       -0-
President and Chief
Operating Officer

Sam L. Henry              1998    215,636       28,240               -0-               20,000       4,517 (1)(2)
Senior Vice-President     1997    205,367       40,343               -0-                 -0-        4,517 (1)(2)
Finance                   1996    188,343       24,485               -0-               80,000       3,761 (1)(2)

(1) These amounts include the Company's contributions to Helen of Troy Corporation's 401(k) Profit Sharing Plan.

(2) These totals include amounts representing premiums for life insurance or the economic benefit of split dollar policies paid by the Company for life insurance arrangements on behalf of the Executive Officer.

(3) Mr. Rubin's fiscal 1998 bonus was paid pursuant to the 1997 Cash Bonus Performance Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                                      POTENTIAL REALIZABLE
                                                                                                        VALUE AT ASSUMED
                                                                                                        ANNUAL RATES OF
                                                                                                          STOCK PRICE
                                                                                                        APPRECIATION FOR
                                          INDIVIDUAL GRANTS                                               OPTION TERM
-------------------------------------------------------------------------------------------------------------------------------

                  NUMBER OF
                  SECURITIES             % OF TOTAL
                   UNDER-                 OPTIONS/
                   LYING                    SARS
                  OPTIONS/                GRANTED TO
                    SARS                  EMPLOYEES           EXERCISE OF
                   GRANTED                IN FISCAL            BASE PRICE        EXPIRATION
NAME                 (#)                    YEAR                 ($/SH)             DATE               5%($)           10%($)
----           ---------------         ----------------       -------------     -------------     -------------     -----------
G. Rubin          1,000,000               60.9%                  $15.9375         08/26/07          $10,023,008     $25,400,270

H. McIntyre         300,000               18.3%                  $  16.75         09/02/07          $ 3,160,195     $ 8,008,556
Gardner

S. Henry             20,000                1.2%                  $  12.50         05/27/07          $   157,224     $   398,436


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES




                                                          NUMBER OF                         VALUE OF
                                                     SECURITIES UNDERLYING                UNEXERCISED
                 SHARES                                 UNEXERCISED                      IN-THE-MONEY
                ACQUIRED                                OPTIONS/SARS AT                  OPTIONS/SARS AT
                  ON                VALUE              FISCAL YEAR END (#)            FISCAL YEAR END ($)(1)
                EXERCISE           REALIZED          ----------------------           ----------------------
NAME              (#)                 ($)          EXERCISABLE  UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
----              ---                 ---          -----------  -------------       -----------  -------------

G. Rubin           --                  --                1,700,000    1,400,000     $20,735,240       4,325,200
H.M. Gardner       --                  --                    --         300,000              --              --
S. Henry         60,000             598,903                 47,000       91,000         526,946         828,108

(1) Based on the closing price of the Common Stock on the NASDAQ National Market System - Composite Transactions on February 28, 1998 ($15.313).

                              EMPLOYMENT CONTRACTS

         The Company has entered into contracts with each of its Directors and executive officers to indemnify them against certain fees and expenses incurred in legal proceedings to which the officer or Director is made a party by reason of serving as an officer or Director of the Company, so long as the party to be indemnified acted in good faith or in a manner reasonably believed to be in or not opposed to the best interests of the Company.

         The Company has an employment contract with Mr. Gerald J. Rubin. The contract for Mr. Rubin was effective March 1, 1995 and provides for a base salary of $600,000. Mr. Rubin's employment contract has been amended to remove the bonus previously provided under that contract and to substitute the bonus payable thereunder for the bonus under the Helen of Troy 1997 Cash Bonus Performance Plan, which was approved by the Company's shareholders. Under the 1997 Cash Bonus Performance Plan, Mr. Rubin's yearly bonus is contingent upon the achievement of performance targets that are linked to the Company's income from continuing operations before income taxes adjusted for extraordinary items and capital gains and losses ("Earnings"). Mr. Rubin will receive a bonus if five percent of the Earnings for the applicable year exceeds Mr. Rubin's base salary and, if payable, such bonus will equal five percent of the excess of Earnings over Mr. Rubin's salary. Because the bonus is linked to Earnings during each fiscal year, the actual bonus to be received by Mr. Rubin for future fiscal years is not currently determinable. Mr. Rubin's bonus for fiscal 1998 under the 1997 Cash Bonus Performance plan was $885,000. The amount of compensation awardable under the 1997 Cash Bonus Performance Plan is not subject to any maximum limitation. The Company has an employment contract with H. McIntyre Gardner. Mr. Gardner's contract was effective September 1, 1997 and provides for a base salary of $400,000 and a bonus that depends upon the Company achieving specific pre-tax income levels.

         In the event of the death of Messrs. Rubin or Gardner, all unpaid benefits under their employment agreements are payable to their estates. Gerald
J. Rubin's contract renews itself monthly for a new five-year term. Gerald J. Rubin's and H. McIntyre Gardner's contracts grant each of them the right to elect a cash payment of the remainder of their contracts in the event of a merger, consolidation or transfer of all or substantially all of the Company's assets to any unaffiliated company or other person.

         The Company has purchased, pursuant to the terms of Mr. Rubin's employment contract, life insurance in the amount of $5.0 million on the life of Gerald J. Rubin payable in the event of death to his designees. The Company has also purchased three "second to die" life insurance contracts in the cumulative amount of $29.0 million on the lives of Gerald J. Rubin and Stanlee N. Rubin, payable to their respective designee. All of the above policies referred to in this paragraph are Split Dollar policies, which provide for the return of premiums advanced by the Company to be reimbursed to the Company upon death of the insured(s).

                              DIRECTOR COMPENSATION

         Each member of the Company's Board of Directors who is not an employee or officer of the Company received a fee of $3,000 for each meeting of the Board of Directors attended, together with travel and lodging expenses incurred in connection therewith. Directors did not receive a fee or any other payment for the two meetings held by telephone during fiscal 1998. Additional payments of $1,500 were made quarterly to each such Director. As approved by the Company's shareholders in 1996, each non-employee Director receives 4,000 stock options on September 1st of each year. As approved by the Company's shareholders in 1997, each non-employee Director received a one-time grant on August 26, 1997 of 20,000 stock options. The stock options have an exercise price equal to the mean of the high and low market prices on the day the stock options are issued. The stock options vest after one year.

         Aaron M. Shenkman was a Director and an employee of the Company for the first seven months of fiscal 1998. As an employee of the Company Mr. Shenkman was paid a salary of $87,500 and a bonus of $175,000.

         STOCK OPTION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.

         STOCK OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

The Stock Option and Compensation Committee has submitted the following report:

         The Stock Option and Compensation Committee is responsible for developing the Company's executive compensation strategy and for administering the policies and programs that implement this strategy. The Committee is comprised entirely of independent, Non-employee Directors.

         The executive compensation strategy reflects the Company's fundamental philosophy of aligning the interests of management with the long-term performance of the Company and offering competitive compensation opportunities based on each individual's contribution to the achievement of shareholder value. This strategy is designed to attract and retain employees with outstanding qualifications and experience.

The three elements of the Company's executive compensation strategy, all determined by corporate and individual performance, are:

         Base salary
         Annual incentive compensation
         Long-term incentive compensation

         Total compensation opportunities are competitive with those offered by a range of comparable companies and are intended to align management interests more closely with shareholder interests. The Stock Option and Compensation Committee has reviewed the Company's primary competitors in determining competitive compensation. Some of these competitors are privately held and are therefore not included in the stock performance graph.

         Base salaries for Gerald J. Rubin (Chief Executive Officer) and H. McIntyre Gardner for fiscal 1998 were based on the long-term employment contracts of such individuals with the Company. See "Executive Compensation-Employment Contracts." Base salary for the remaining executive officer is determined by the skills and experience required by the position, the impact of the individual on the Company and the performance and potential of the individual.

         Annual incentive compensation consists of cash bonuses. The amount of the cash bonus for Gerald J. Rubin is based upon the 1997 Cash Bonus Performance Plan. The amount of the cash bonus for H. McIntyre Gardner is based on his employment contract with the Company. During fiscal 1998, the Company awarded bonuses of $885,000 and $50,000 to Messrs. Gerald J. Rubin and H. McIntyre Gardner, respectively.

         The fiscal 1998 cash bonus for the remaining executive officer was determined based on the Company's pre-tax earnings. The maximum fiscal 1998 bonus for this executive officer was 25% of the executive's annual base salary. A portion of the bonus was earned as the Company's pre-tax earnings exceeded a minimum base amount determined as of the beginning of fiscal 1998. The earned portion of the bonus increased as pre-tax earnings exceeded this base amount. The bonus listed in the Summary Compensation Table for fiscal 1998 for the executive officer other than Messrs. Rubin and Gardner was earned during fiscal 1998 and was paid in fiscal 1999. It is anticipated that a bonus will be paid to this executive officer for fiscal 1999. The fiscal 1999 bonus for this executive officer will be determined based upon performance objectives set by the Company's Chief Executive Officer and the Company's President.

         Long-term incentive compensation consists of the Company's stock option plans. Stock options are granted based on the position of the executive officer, and Company and individual performance. During fiscal 1998 the Company granted stock options to purchase 1,000,000 shares and 300,000 shares of the Common Stock to Gerald J. Rubin and H. McIntyre Gardner, respectively.

         Executive officers are provided with opportunities for ownership positions in the Common Stock through the stock option plan. This opportunity for ownership, combined with a significant performance-based incentive compensation opportunity, forges a strong linkage between the Company's management and shareholders.

         As stated above, the compensation to the Company's Chief Executive Officer, Gerald J. Rubin, during fiscal 1998 consisted of base salary, annual incentive compensation and long-term incentive compensation. All of the factors discussed above in this report were taken into consideration by the Stock Option and Compensation Committee in determining the total compensation for Mr. Rubin for fiscal 1998.

Gary B. Abromovitz (Chairman)
Daniel C. Montano

         The foregoing report of the Stock Option and Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             HELEN OF TROY FIVE-YEAR
                               PERFORMANCE GRAPH

        The graph below compares the cumulative total return of the Company to the NASDAQ Market Index and a peer group index.

                       ASSUMES $100 INVESTED March 1, 1993

                                     [GRAPH]


                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING FEB. 28, 1998

              -----------------------------------------------------
               (1) The Peer Group used was the Dow Jones Industry Companies - Cosmetics, Personal Care Products.
              -----------------------------------------------------

The graph is comprised of the following data:


                           Helen of            NASDAQ                 Peer
         Fiscal              Troy               Market               Group
          Year              Limited             Index                Index
          ----              -------             ------               ------
          1993              100.00              100.00               100.00
          1994               91.04              119.22               104.26
          1995              110.45              119.50               122.76
          1996              137.31              166.48               165.16
          1997              295.52              197.67               223.83
          1998              365.68              268.94               288.56

                          TRANSACTIONS WITH MANAGEMENT

None.


                   APPROVAL OF THE HELEN OF TROY LIMITED 1998
                     STOCK OPTION AND RESTRICTED STOCK PLAN
                                  (PROPOSAL 2)


         On July 17, 1998, the Company's Board of Directors adopted, subject to approval by the Company's shareholders, the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan (the "1998 Plan") and reserved for issuance thereunder 3,000,000 shares of common stock, par value $.10 per share, of the Company (the "Common Stock"). The text of the 1998 Plan is attached hereto as Appendix A. The material features of the 1998 Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1998 Plan.

         The purpose of the 1998 Plan is (i) to offer selected employees of the Company or its subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility and (iii) to encourage equity participation in the Company by eligible Participants (as hereinafter defined). The 1998 Plan provides for the grant by the Company of (i) options ("Options") to purchase shares of Common Stock, and (ii) awards of shares of Common Stock containing certain restrictions ("Restricted Stock"). Options granted under the Plan may include nonstatutory options ("Nonstatutory Options") as well as incentive stock options ("Incentive Stock Options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder (the "Code"). Shareholder approval of the 1998 Plan is necessary to permit the deduction by the Company of compensation attributable to options issued pursuant to the 1998 Plan that in certain instances would not otherwise be deductible under Section 162(m) of the Code. Section 162(m) generally limits to $1 million the allowable deduction for compensation (including compensation attributable to options) paid by a publicly held company to its chief executive officer and to each of the other four most highly compensated employees.

         The closing sale price of the Common Stock on July 15, 1998, as reported by the NASDAQ Stock Market, was $24 per share.

AMOUNT OF STOCK SUBJECT TO THE 1998 PLAN

         Under the terms of the 1998 Plan, the Company may grant (i) Options, and (ii) awards of Restricted Stock (collectively, grants of Options and Restricted Stock are referred to in this Proxy Statement as "Plan Awards") with respect to an aggregate of 3,000,000 shares of Common Stock (the "Shares"). However, no more than 600,000 of the aggregate number of Shares available under the 1998 Plan may be issued in connection with grants of Restricted Stock.

ADMINISTRATION OF THE 1998 PLAN

         The Company's Stock Option and Compensation Committee (the "Committee") will administer the 1998 Plan. The Committee must consist of at least two persons and each Committee member must be a member of the Board of Directors who is both (a) a Non-Employee Director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), and (b) an Outside Director, within the meaning of Section 162(m) of the Code.

ELIGIBILITY FOR PLAN AWARDS

         Plan Awards may be granted to selected employees of the Company or its subsidiaries (the "Participants") in consideration for services provided to the Company or its subsidiaries; provided, however, that no Incentive Stock Option may be granted to any individual who is not an employee of the Company or one of its subsidiaries on the date of grant. Any Employee-Director is eligible to receive Plan Awards, unless such person serves on the Committee. The Company currently has one person serving as a Director who is also an officer of the Company. Actual participation in the 1998 Plan will be determined in the sole discretion of the Committee. Therefore, the number of Participants participating in the 1998 Plan cannot be determined precisely nor can the benefits or amounts that will be received by or allocated to each of the Participants. Similarly, the benefits which will be allocated to the executive officers cannot be determined at this time. At July 17, 1998, the Company had approximately 320 employees who would be eligible to participate in the 1998 Plan.

LIMITATIONS WITH RESPECT TO COVERED EMPLOYEES

         The total number of Shares for which Options may be granted and which may be awarded as Restricted Stock (under the 1998 Plan and any other plan of the Company) to any "covered employee" within the meaning of Section 162(m) of the Code during any one-year period shall not exceed 1,000,000 in the aggregate.

OPTIONS UNDER THE 1998 PLAN

         The exercise price for any Option granted under the 1998 Plan shall be such price as the Committee may determine in its sole discretion, but shall be not less than 100% of the fair market value per share on the date of grant of such Option. In the event that an Incentive Stock Option is granted to any person who, at the time such Incentive Stock Option is granted, owns more than 10% of the total combined voting power of classes of shares of the Company or of any subsidiary corporation of the Company (a "Ten Percent Shareholder"), then the exercise price for the Option shall not be less than 110% of the fair market value of the shares on the date the Option is granted.

         Any Option granted under the 1998 Plan is exercisable at such times, under such conditions (including without limitation, performance criteria with respect to the Company and/or the optionee), in such amounts and during such period or periods as the Committee determines on the date such Option is granted. Such Options, however, shall not be exercisable after the expiration of ten years from the date such Option is granted. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option shall not be exercisable after the expiration of five years from the date such Option is granted.

         Payment for the Shares upon exercise of an Option shall be made in cash, by certified check or, if authorized by the Committee, by delivery of other Shares having a fair market value on the date of delivery equal to the aggregate exercise price of the Shares as to which such Option is being exercised, or by any combination of such methods or by any other method of payment as may be permitted by applicable law and authorized by the Committee.

         With respect to Incentive Stock Options, Options that are granted to Participants in the 1998 Plan, which allow such Participants to purchase in excess of $100,000 (calculated as of the time the Option is granted) of the

Company's Common Stock in any one calendar year under the 1998 Plan and all of the Company's other plans, are considered Nonstatutory Options that are not entitled to the favorable tax treatment provided under Section 422 of the Code.

         In general, if an optionee ceases to be an employee of the Company for reasons other than Permanent and Total Disability (as defined in the 1998 Plan) or death, he will have until the earlier of 30 days or the date the Option expires to exercise the Option, to the extent the optionee was entitled to exercise the Option on the date of termination. If, however, the optionee is an employee and is terminated without cause, the 30-day period described above will be increased to 90 days, in the case of an Incentive Stock Option, and 6 months, in the case of a Nonstatutory Option, to the extent the optionee was entitled to exercise the Option on the date of termination.

         If an optionee is unable to continue to perform services for the Company or any of its subsidiaries as a result of Permanent and Total Disability he will have until the earlier of 12 months from the date of such disability or the date the Option expires to exercise the Option, in whole or in part, notwithstanding that such Option may not be fully exercisable on such date. In the case of an Incentive Stock Option, the optionee must have been an employee since the date of grant and must be an employee on the date of Permanent and Total Disability, to take advantage of this provision.

         In general, upon the death of an optionee, any Option held by such optionee will terminate; provided that if the optionee's death occurs during the term of an Option and at the time of death such optionee was an employee the optionee's estate or person who acquired the right to exercise the Option by bequest or inheritance will have until the earlier of 12 months from the date of such optionee's death or the date the Option expires to exercise the Option, in whole or in part, notwithstanding that such Option may not be fully exercisable on such date. In the case of an Incentive Stock Option, the optionee must have been an employee since the date of grant and must be an employee on the date of death, to take advantage of this provision.

         Except as may be permitted by the Committee, an Option granted under the 1998 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process.

         The Stock Option Agreement (as defined in the 1998 Plan) evidencing any Incentive Stock Option granted under the 1998 Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code, of any share or shares issued to him pursuant to the exercise of the Incentive Stock Option within the two-year period commencing on the day after the date such Option is granted or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company and immediately deliver to the Company any amount of federal income tax withholding required by law.

RESTRICTED STOCK UNDER THE 1998 PLAN

         The Committee may grant awards of Restricted Stock under the 1998 Plan in accordance with the terms and conditions set forth in an agreement between the Company and the Participant. Restricted Stock may be granted by the Committee either separately or in combination with Options. Each grant of Restricted Stock shall require a Participant to remain an employee of the Company or any of its subsidiaries for at least six months from the date of grant. Restricted Stock shall be granted to Participants for services rendered to the Company, and at no additional cost to the Participant; provided, however, that the value of such services must equal or exceed the par value of the Restricted Stock granted to the Participant. The Committee must require as a condition to awarding any Restricted Stock, that a Participant hold the Restricted Stock for a period of (i) one year following the date of such acquisition in the event such Restricted Stock award vests upon the achievement of performance goals or (ii) three years following the date of such acquisition in the event such Restricted Stock award does not vest upon the achievement of performance goals.

         The Company must establish a restricted stock account for each Participant, to which Restricted Stock granted to the Participant is credited. Every credit of Restricted Stock shall be merely a bookkeeping entry and every grant of Restricted Stock shall be considered contingent and unfunded until the restrictions lapse. During the period of restriction such accounts shall be subject to the claims of the Company's creditors. The Participant's rights to the restricted stock account are no greater than that of a general creditor of the Company. On the date the restrictions lapse, the Restricted Stock shall vest in the Participant.

         The terms, conditions and restrictions of the Restricted Stock are determined by the Committee on the date of grant. The restrictions shall lapse based upon performance measures, targets, holding period requirements and other criteria established by the Committee. Such criteria may vary among the grants of Restricted Stock; provided, however, that once the Restricted Stock has been granted and the criteria are established, such criteria may not be further modified with respect to such grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period that the restrictions apply.

         The Committee, in its sole discretion, may establish procedures by which a Participant may defer the transfer of Restricted Stock to the Participant.

         The Committee may provide from time to time that amounts equivalent to dividends paid with respect to Common Stock be payable with respect to the Restricted Stock held in the restricted stock account. Such amounts shall be credited to the restricted stock account but shall be payable to the Participant only when the restrictions lapse.

         If a Participant, with the consent of the Committee, ceases to be an employee or ceases to provide services to the Company or any of its subsidiaries, or dies or suffers from Permanent and Total Disability, the restrictions applicable to the Participant's Restricted Stock shall lapse in accordance with such determination as the Committee, in its sole discretion, shall make. A Participant who ceases to be an employee or to perform services for the Company or any of its subsidiaries for any other reason shall forfeit all of his grants of Restricted Stock which are still under restriction.

TAX WITHHOLDING

         No later than the date as of which the value of any Plan Award or any Shares or other amount received thereunder first becomes includable in the gross income of a Participant for federal income tax purposes, such Participant must pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required to be withheld with respect to such income. The Company and its subsidiaries have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant to the extent permitted by law. Subject to approval by the Committee, a Participant may elect to have such withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any award, a number of Shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Participant with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due.

CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

         Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option (as well as the exercise price covered by any outstanding Option), the number of Shares of Restricted Stock credited to a Participant's restricted stock account and the aggregate number of Shares that have been authorized for issuance under the 1998 Plan will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

         In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (as defined below), any Option granted under the 1998 Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each optionee and each such optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

         In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then (i) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided above; or (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the Shares under outstanding or unexercised options for securities of another corporation, then the Committee shall adjust the Shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

         For these purposes, the term "Reorganization" shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

         Except as provided in the 1998 Plan and except as otherwise provided by the Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

         Subject to the above, upon a Change in Control (as defined below) of the Company, (i) all the outstanding Options shall immediately become fully exercisable, and (ii) any restrictions on the Restricted Stock will lapse and such Restricted Stock shall immediately vest in the Participant. For these purposes, a "Change in Control" shall have occurred if: (i) any person other than the Company or its subsidiaries, or an employee benefit plan of the Company or its subsidiaries, is or becomes the beneficial owner of 50% or more of the Common Stock; or (ii) a majority of the present members of the Company's Board of Directors cease to be members of the Board of Directors.

AMENDMENT TO THE 1998 PLAN

         The Board of Directors in its sole discretion may, from time to time, amend the Plan; provided that no amendment will be made without the requisite approval of the shareholders of the Company that will materially increase the benefits accruing to Participants under the 1998 Plan or will change the aggregate number of Shares that may be issued under the 1998 Plan, other than any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

TERM AND TERMINATION OF THE 1998 PLAN

         The 1998 Plan will continue in effect for a term of ten years, unless sooner terminated. The Board of Directors may terminate the 1998 Plan at any time in its sole discretion. Neither Restricted Stock nor Options may be granted after the 1998 Plan is terminated. The termination of the 1998 Plan, or any amendment thereto, shall not affect any Shares previously issued to a Participant, any Option previously granted under the 1998 Plan or any Shares of Restricted Stock previously granted to a Participant.

MISCELLANEOUS

         The 1998 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of ERISA.

FEDERAL INCOME TAX CONSEQUENCES

         The following general summary is based upon the Code and does not include a discussion of any state or local tax consequences.

         Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an Incentive Stock Option.

         The income tax treatment of any gain or loss realized upon an optionee's disposition of Shares received upon exercise of an Incentive Stock Option depends on the timing of the disposition. If the optionee does not dispose of the Shares received upon exercise of an Incentive Stock Option within two years from the date such Incentive Stock Option was granted, and does not dispose of such shares within one year from the date of exercise, the difference (if any) between the amount realized from the sale of such Shares and the optionee's tax basis will be taxed as capital gain or loss (at either the mid- or long-term rate, depending on the Participant's holding period).

         If an optionee disposes of the Shares before the end of the applicable holding periods described above (i.e., he makes a "disqualifying disposition"), such optionee may be deemed to be in receipt of taxable income in the year of the disqualifying disposition, depending on the selling price. If the selling price exceeds the fair market value of the Shares on the date of exercise, the excess of the fair market value over the exercise price is taxable to the optionee as ordinary income, and the excess of the selling price over the fair market value is taxable to the optionee as capital gain. If the selling price exceeds the exercise price but not the fair market value on the date of exercise, the excess of the selling price over the exercise price is taxable to the optionee as ordinary income. If the selling price is less than the exercise price, the difference is treated as capital loss.

         The Company is not entitled to a deduction for federal income tax purposes with respect to the grant or exercise of an Incentive Stock Option or the disposition of Shares acquired upon exercise (if the applicable holding periods have been met). In the event of a disqualifying disposition, however, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee.

         Certain optionees may be subject to the alternative minimum tax which in individual cases could reduce or eliminate any tax benefits to them under the 1998 Plan.

         If an optionee exercises an Incentive Stock Option by delivering other Shares of the Company that are substantially vested or with respect to which a
Section 83(b) Election has been filed, under proposed regulations, the optionee will not recognize any compensation income or gain with respect to the Shares surrendered. The portion of the Shares received equal in number to the Shares surrendered will have a basis equal to the basis of the Shares surrendered in payment (which generally will be the exercise price). The holding period of such Shares will be determined in accordance with proposed regulations. The optionee will recognize no gain with respect to the remaining portion of Shares received, the basis of such Shares will be zero, and the holding period of such Shares will begin on the date of receipt thereof by the optionee.

         If an optionee exercises an Incentive Stock Option using Shares received upon the prior exercise of an Incentive Stock Option (whether granted under the Plan or under another plan of the Company) and the participant has not held such stock for the applicable holding periods, under proposed regulations, the participant will have made a disqualifying disposition of the number of Shares of prior Incentive Stock Option stock used as payment for the exercise price of the Incentive Stock Option. Generally, the optionee will recognize ordinary compensation income with respect to the surrender of such Shares to the extent of the excess of the fair market value of the Shares surrendered (determined as of the date the Option relating to such Shares was exercised) over the exercise price. The basis of the portion of the Shares received equal in number to the Shares surrendered will equal the amount of ordinary compensation income recognized by the optionee plus the optionee's basis in the Shares surrendered. The basis of the remaining portion of Shares received will be zero.

         Nonstatutory Stock Options. An optionee will not recognize any taxable income upon the grant of a Nonstatutory Option. However, upon exercise of a Nonstatutory Option, an optionee must recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the time of exercise over the exercise price. Upon the subsequent disposition of the Shares, the optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the Shares on the date of exercise. The optionee's holding period in the Shares, for capital gains and losses purposes, begins on the date of exercise.

         Different rules may apply with respect to exercises by optionees subject to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act (in general, executive officers, Directors and Ten Percent Shareholders who have not yet held their options for at least six months).
Section 83 of the Code provides that such an optionee will not recognize ordinary income upon exercise (and the capital gains holding period will not begin) if the sale of Shares acquired by such optionee pursuant to an Option could subject the optionee to suit under Section 16(b). Such an optionee would then recognize ordinary income (and the capital gains holding period would begin) when the optionee is no longer subject to suit under Section 16(b). Persons acquiring Shares subject to such a restriction, however, may elect (within 30 days of exercise of the Option) under Section 83(b) of the Code to be taxed as of the date of exercise, thereby fixing the ordinary income recognized from the exercise to the spread between the fair market value on the date of exercise and the exercise price paid for the Shares. Any change in the value of the Shares after the date of exercise would be recognized as capital gain or loss only if and when the Shares are disposed of by the optionee. If the Section 83(b) election is made, the optionee's capital gains holding period begins on the date of exercise.

         An optionee's tax basis in the Shares received on exercise of a Nonstatutory Option will be equal to the amount of consideration paid by the optionee on exercise, plus the amount of ordinary income recognized as a result of the receipt of such Shares. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee recognizes taxable income.

         If an optionee exercises a Nonstatutory Option by delivering other Shares of the Company, the optionee will not recognize gain or loss with respect to the Shares delivered by the optionee, even if the then fair market value of such Shares is different from the optionee's tax basis therein. The portion of the Shares received equal in number to the Shares surrendered will have a basis equal to the basis of the Shares surrendered, and the holding period for such number of Shares received will include the holding period of the Shares surrendered. The remaining portion of the Shares received will be taxable to the employee as ordinary compensation income in an amount equal to the fair market value of such Shares as of the exercise date, and the Company likewise generally will be entitled to an equivalent tax deduction. The participant's tax basis in the Shares received in excess of the number of Shares surrendered will equal the amount of ordinary compensation income recognized by the employee, and the holding period for such number of Shares received begins on the date such Shares are acquired.

         Restricted Stock. The Participant will not recognize taxable income upon the grant of Restricted Stock because the Restricted Stock will be nontransferable and subject to a substantial risk of forfeiture. The Participant will recognize ordinary income at the time at which the restrictions that impose a substantial risk of forfeiture of such Shares (the "Restrictions") lapse, in an amount equal to the fair market value of such Shares at such time. The ordinary income recognized by a Participant with respect to Shares awarded pursuant to the 1998 Plan will be deemed compensation income subject to applicable wage withholding.

         A Participant may elect, pursuant to Section 83(b) of the Code, to include in gross income the fair market value of the Restricted Stock upon grant, notwithstanding that the Restricted Stock would otherwise not be includable in gross income at that time. If such election is made within 30 days of the date of grant, then the Participant would include in gross income the fair market value of the Restricted Stock on the date of grant, and any change in the value of the Shares after the date of grant would be capital gain or capital loss only if and when the Shares are disposed of by the Participant. If the Section 83(b) election is made, the Participant's capital gains holding period begins on the date of grant.

         If a Section 83(b) election is made and the Participant then forfeits the Restricted Stock, the Participant may not deduct as a loss the amount previously included in gross income.

         Dividends received on the Shares when the Restrictions on such Shares lapse will be treated as additional compensation, and not dividend income, for federal income tax purposes and will be subject to applicable wage withholding.

         A Participant's tax basis in Shares of Restricted Stock received pursuant to the 1998 Plan will be equal to the ordinary income recognized by such Participant. Unless a Section 83(b) election is made, the Participant's holding period for such Shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on such Shares lapse.

         In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in an amount equal to the ordinary income recognized by a Participant with respect to Shares of Restricted Stock awarded pursuant to the 1998 Plan.

         If, subsequent to the lapse of Restrictions on Shares, the Participant sells such Shares, the difference, if any, between the amount realized from such sale and the tax basis of such Shares to the Participant will be taxed as long-term or short-term capital gain or loss depending on whether the Participant's holding period for such Shares exceeds the applicable holding period at the time of sale.

         THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

     The affirmative vote of the majority of the votes cast at the Meeting is required to approve the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE HELEN OF TROY LIMITED 1998 STOCK OPTION AND RESTRICTED STOCK PLAN.

                   APPROVAL OF THE HELEN OF TROY LIMITED 1998
                          EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

         On July 17, 1998, the Company's Board of Directors adopted, subject to approval by the Company's shareholders, the Helen of Troy Limited 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") and reserved for issuance thereunder 500,000 shares of the Common Stock. The text of the 1998 Purchase Plan is attached hereto as Appendix B. The material features of the 1998 Purchase Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1998 Purchase Plan.

         The purpose of the 1998 Purchase Plan is to provide employees of the Company or its subsidiaries designated by the Board of Directors or the Committee (defined below) as eligible to participate in the 1998 Purchase Plan ("Designated Subsidiaries") an opportunity to purchase shares of Common Stock and thereby have an additional incentive to contribute to the prosperity of the Company. The 1998 Purchase Plan provides that eligible full-time employees of the Company or its Designated Subsidiaries may purchase shares of Common Stock with payroll deductions accumulated on behalf of such employee.

ADMINISTRATION

         The 1998 Purchase Plan will be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of at least two members, each of whom shall be a member of the Board of Directors who is both a (a) Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act, and (b) an Outside Director, within the meaning of Section 162(m) of the Code.

EFFECTIVE TIME AND TERM; AMENDMENT AND TERMINATION

         The 1998 Purchase Plan will continue until July 17, 2008, unless sooner terminated. The Board of Directors may amend or terminate the 1998 Purchase Plan in its sole discretion; provided that no amendment will be made without the requisite approval of the Company's shareholders that will (a) materially increase the number of shares that may be issued under the 1998 Purchase Plan, other than an increase or decrease resulting from a recapitalization or reorganization, (b) materially modify the requirements as to eligibility for participation, except as otherwise specified in the 1998 Purchase Plan, (c) materially increase the benefits accruing to the participating employees, (d) reduce the purchase price or (e) extend the term of the 1998 Purchase Plan.

ELIGIBILITY

         Employees regularly employed on a full-time basis by the Company or a Designated Subsidiary on the first day of any exercise period for an offering are eligible to purchase Common Stock under the terms and conditions of such offering of Common Stock under the 1998 Purchase Plan. An employee is considered to be employed on a full-time basis unless his or her customary employment is less than 20 hours per week or less than

5 months during any year. An employee who immediately after a right to purchase Common Stock under the 1998 Purchase Plan is granted owns or is considered to own shares of stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries may not participate in the 1998 Purchase Plan. For purposes of determining stock ownership pursuant to the immediately preceding sentence, any stock which an employee may purchase by conversion of convertible securities or under outstanding options shall be treated as owned by the employee and the attribution rules of Section 424 of the Code will be applicable. The Committee may (a) establish administrative rules requiring that employment commence some minimum period (e.g., one pay period) prior to the first day of an exercise period to be eligible to participate in an offering, (b) extend eligibility to part-time employees, (c) impose an eligibility period on participation of up to two years with respect to participation in the 1998 Purchase Plan or (d) determine that a group of highly compensated employees are ineligible to participate. At July 17, 1998, the Company had approximately 320 full-time employees who would be eligible to participate in the 1998 Purchase Plan. At this time, the number of employees that will participate in the 1998 Purchase Plan cannot be determined precisely nor can the benefits or amounts that will be received by or allocated to participating employees, including the Company's executive officers or any other group of employees.

SECURITIES AND AMOUNT OF COMMON STOCK SUBJECT TO THE 1998 PURCHASE PLAN

         The aggregate number of shares of Common Stock that may be sold pursuant to all offerings of such Common Stock under the 1998 Purchase Plan shall not exceed 500,000 shares, as adjusted for any recapitalization or reorganization of the Company as set forth in the 1998 Purchase Plan. If the total number of shares of Common Stock for which options are granted exceeds the maximum number of shares offered, the number of shares which may be purchased under the options granted shall be reduced on a pro rata basis.

METHOD OF EMPLOYEE PARTICIPATION IN THE 1998 PURCHASE PLAN

         The Board of Directors shall designate the amount of shares available for each offering and shall establish the duration for each offering, the first day of each offering and the exercise periods for the offerings.

         An eligible employee may elect to participate in any offering of Common Stock under the 1998 Purchase Plan by filing a payroll deduction authorization and 1998 Purchase Plan enrollment form within such time as is specified by the Committee for that offering. An eligible employee may authorize payroll deductions not to exceed 15% of that employee's compensation. The Company shall maintain a stock purchase account for each participating employee and no interest will be paid or credited with respect to amounts accrued in such accounts except where required by local law. Upon the expiration date of each offering, the funds accumulated in the stock purchase account of each participating employee will be applied to the purchase of full shares of Common Stock at a price per share equal to the lesser of (a) a percentage (not less than 85%) established by the Committee (the "Designated Percentage") of the fair market value per share of Common Stock on the date on which an option is granted, or (b) the Designated Percentage of the fair market value per share of Common Stock on the date on which the option is exercised and the Common Stock is purchased. Upon the exercise of an option, the Company will deliver to the participating employee the Common Stock purchased and the balance of any amount of payroll deductions credited to the employee's account not used for the purchase. The Committee may permit or require that shares be deposited directly with a broker designated by the participating employee (or a broker selected by the Committee) or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may also require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares.

         An employee shall not be entitled to accrue rights to purchase shares under the 1998 Purchase Plan (and other employee stock purchase plans, as defined in Section 423 of the Code, of the Company and its subsidiaries) at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time. The maximum shares of Common Stock subject to any option cannot exceed 2,000.

         In the event the fair market value of the Common Stock is lower on the first day of an exercise period within an option period (subsequent "Reassessment Date") than it was on the first day for such option period, all employees participating in the 1998 Purchase Plan on the Reassessment Date shall be deemed to have relinquished the unexercised portion of the option granted on the first day of the option period and to have enrolled in and received a new option commencing on such Reassessment Date unless the Committee determines otherwise.

         A participating employee may suspend or discontinue participation in the 1998 Purchase Plan. If an employee suspends participation during an exercise period, his or her accumulated payroll deductions will remain in the 1998 Purchase Plan for purchase of shares on the following exercise date, but the employee must complete a new payroll deduction authorization and 1998 Purchase Plan enrollment form to resume participation. If an employee discontinues participation in the 1998 Purchase Plan, the amount credited to the participating employee's individual account shall be paid to such employee without interest (except where required by local law).

RECAPITALIZATION

         If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the share limits and the maximum number of shares shall be proportionately increased or decreased and the terms relating to the purchase price with respect to the option shall be appropriately adjusted by the Committee, and the Committee shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

         The Committee, if it so determines in the exercise of its sole discretion, also may adjust the number of shares available pursuant to the 1998 Purchase Plan, as well as the price per share of Common Stock covered by each outstanding option and the maximum number of shares subject to any individual option, in the event the Company effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of shares of its outstanding Common Stock.

MERGER, LIQUIDATION, OTHER COMPANY TRANSACTIONS

         In the event of the proposed liquidation or dissolution of the Company, the option period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Committee in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the participating employees.

         In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, then in the sole discretion of the Committee, (a) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (b) a date established by the Committee on or before the date of consummation of such merger, consolidation or sale shall be treated as an exercise date for the options granted pursuant to the 1998 Purchase Plan, and all outstanding options shall be deemed exercisable on such date or (c) all outstanding options shall terminate and the accumulated payroll deductions shall be returned to the participating employees.

TERMINATION OF EMPLOYMENT, DEATH AND TRANSFERABILITY

         In the event a participating employee terminates employment with the Company or a subsidiary for any reason (including death) prior to the expiration of the offering, the employee's participation in the 1998 Purchase Plan will terminate and all amounts credited to the employee's account will be paid to the employee or the employee's estate without interest (except where required by local law). The Committee may establish rules regarding when leaves of absence or change of employment status will be considered termination of employment and may establish termination of employment procedures with respect to the 1998 Purchase Plan which are independent of similar rules established by the Company and its subsidiaries. Options granted under the 1998 Purchase Plan may not be voluntarily or involuntarily assigned, transferred, pledged or otherwise disposed of in any way.

FEDERAL INCOME TAX CONSEQUENCES

         If a participant under the 1998 Purchase Plan makes no disposition of the shares purchased by him upon the exercise of such an option within one year after the shares are transferred to him or within two years after the date of the granting of the option, then (i) no income is realized by the participant at the time he purchases such shares; (ii) if he thereafter sells or otherwise disposes of such shares or if he dies while owning such shares, the participant will include in his gross income as ordinary income (and not as gain upon the sale or exchange of a capital asset) for the taxable year in which the date of such disposition occurs or for the taxable year closing with his death, whichever applies, an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition or death over the amount paid for the shares under the option, or (2) the excess of the fair market value of the shares at the time the option was granted over the option price; (iii) upon disposition of such shares by the participant, his basis in such shares will be increased by an amount equal to the amount so includable in his gross income; (iv) any gain realized by the participant upon sale or exchange of such shares in excess of the amount of ordinary income described in
(iii) above is taxed to him as capital gain, and any loss sustained by him is a capital loss provided the shares are held as capital assets; (v) if the participant dies before the shares are sold, the basis of the shares in the hands of the participant's heirs or estate shall be equal to the fair market value of the shares on the date of the participant's death; and (vi) as to the granting of such option and the sale of shares pursuant thereto, the Company is allowed no deduction for federal income tax purposes for any portion of the excess of the fair market value of the shares over the cost of the same to the participant. However, if the participant makes a disposition of such shares before the expiration of the requisite holding period above, (a) ordinary income is realized by him in the amount of the difference between the option price and the fair market value of the stock at the time the option was exercised; (b) capital gain is realized by him on the difference between the sale price and fair market value of the shares on the date the option was exercised and he will have a capital loss if the sale price is less than the fair market value of the shares on the date the option was exercised, and (c) the Company will be allowed, for federal income tax purposes, a compensation expense deduction for the difference between the fair market value of the shares at the time of exercise by the participant and the option price.

         THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

         The affirmative vote of the majority of the votes cast at the Meeting is required to approve the Helen of Troy Limited 1998 Employee Stock Purchase Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE HELEN OF TROY LIMITED 1998 EMPLOYEE STOCK PURCHASE PLAN.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting must be received at the executive offices of the Company by March 5, 1999, for inclusion in the proxy statement and form of proxy of the Company.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     No action is to be taken with respect to the selection or approval of the Company's independent public accountants. KPMG Peat Marwick LLP has served as independent public accountants for the Company since 1978. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting of

Shareholders with the opportunity to make a statement if he desires to do so. The KPMG Peat Marwick LLP representative is also expected to be available to respond to appropriate questions.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, Directors and greater than ten percent shareholders are required by SEC Regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 1998, all Section 16(a) filing requirements applicable to the officers, Directors and greater than ten percent beneficial owners were complied with.

                                 QUORUM; VOTING

     The presence in person of two or more persons, representing throughout the Meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is present, the six nominees for directors receiving a majority of the votes cast at the Meeting in person or by proxy shall be elected. The affirmative vote of the majority of the votes cast at the Meeting in person or by proxy shall be the act of the shareholders with respect to Proposals 2 and 3. If within half an hour from the time appointed for the Meeting a quorum is not present or represented by proxy, the Meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place the Board of Directors may determine, provided that at least two persons are present at such adjourned meeting, representing throughout the meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote. At any such adjourned meeting at which a quorum is presented or represented, any business may be transacted that might have been transacted at the Meeting as originally called.

     Broker non-votes are shares held by a broker or nominee that are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal. Such broker non-votes will be counted towards a quorum. Abstentions and broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to Proposals 1, 2 and 3.

                                  OTHER MATTERS

     The Board of Directors knows of no matters to be presented at the Meeting other than the election of Directors, consideration of the 1998 Stock Option and Restricted Stock Plan and consideration of the 1998 Employee Stock Purchase Plan. If other matters properly come before the Meeting or any adjournment thereof, the holders of the proxies are authorized to vote on these matters in accordance with management's discretion.


                             YOUR VOTE IS IMPORTANT

     You are encouraged to let us know your preference by completing and returning the enclosed proxy card.


                                                       Gerald J. Rubin
                                                       Chairman of the Board

                                   APPENDIX A


                              HELEN OF TROY LIMITED

                   1998 STOCK OPTION AND RESTRICTED STOCK PLAN


SECTION 1
ESTABLISHMENT AND PURPOSE

         This Plan is established (i) to offer selected Employees of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and (ii) shares of Restricted Stock. Options granted under this Plan may include nonstatutory options as well as ISOs intended to qualify under section 422 of the Code.

SECTION 2
DEFINITIONS

         "Board of Directors" shall mean the board of directors of the Company, as duly elected from time to time.

         "Change in Control" shall mean to have occurred at such time as either
(i) any "person", as such term is used in section 14(d) of the Exchange Act, other than the Company, a wholly-owned subsidiary of the Company or any employee benefit plan of the Company, or its Subsidiaries, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act (or any successor rule), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's common stock, or (ii) individuals who constitute the Board of the Directors on the effective date of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for the director without objection to such nomination) shall be, for purposes of this clause (ii) considered as though such person was a member of the Incumbent Board.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

         "Committee" shall mean the Stock Option and Compensation Committee of the Company, or such other Committee as may be appointed by the Board of Directors from time to time.

         "Company" shall mean Helen of Troy Limited, a Bermuda company.

         "Confidential Information" shall mean all knowledge and information pertaining to the business of the Company and its Subsidiaries obtained by a Participant from any source whatever as a result of his or her Services to the Company and/or its Subsidiaries and which is not a matter of public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Subsidiaries or information which relates to the Company's and/or its Subsidiaries' personnel; present operations or future planning with respect to suppliers or customers, the contents of any Company or Subsidiary manual, practice or procedure, operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer operations of any type; information of the type mentioned above or of any other type regarding affiliates of the Company; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Subsidiaries.

         "Date of Grant" shall mean the date on which the Committee resolves to grant an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

         "Disinterested Director" shall mean a member of the Board of Directors who is both (a) a Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act and (b) an Outside Director, within the meaning of Section 162(m) of the Code.

         "Employee" shall include every individual performing Services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in section 3401(c) of the Code and the regulations thereunder.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

         "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement, but in no event less than 100% of the Fair Market Value of the Shares subject to such Option on the Date of Grant.

         "Fair Market Value" shall mean such amount as the Board of Directors, in its sole discretion, shall determine; provided, however, that if there is a public market for the securities, the Fair Market Value shall be the mean of the highest and lowest sale prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, in the event the securities are listed on a stock exchange, the Fair Market Value shall be the mean of the highest and lowest sale prices of the securities per share or unit, as the case may be, on such exchange, as reported in the Wall Street Journal, as of the date in question.

         "ISO" shall mean a stock option which is granted to an individual and which meets the requirements of section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and the employer is not entitled to a business expense deduction with respect thereto.

         "Nonstatutory Option" shall mean any Option granted by the Committee that does not meet the requirements of sections 421 through 424 of the Code, as amended.

         "Option" shall mean either an ISO or Nonstatutory Option, as the context requires.

         "Optionee" shall mean a Participant who holds an Option.

         "Participants" shall mean those individuals described in Section 1 of this Plan selected by the Committee who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

         "Performance Goals" shall have that meaning set forth in Section 3(c)(xii) of this Plan.

         "Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

         "Plan" shall mean this Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan, as amended from time to time.

         "Plan Award" shall mean the grant of either an Option or Restricted Stock, as the context requires.

         "Restricted Stock" shall have that meaning set forth in Section 7(a) of this Plan.

         "Restricted Stock Account" shall have that meaning set forth in Section 7(a)(ii) of this Plan.

         "Restricted Stock Criteria" shall have that meaning in Section 7(a)(iv) of this Plan.

         "Restriction Period" shall have that meaning in Section 7(a)(iii) of this Plan.

         "Services" shall mean services rendered to the Company or any of its Subsidiaries as an Employee.

         "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 of this Plan (if applicable).

         "Stock" shall mean the common stock of the Company, par value $.10 per share.

         "Stock Option Agreement" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

         "Subsidiary" shall mean any corporation, partnership, limited liability company or other entity as to which more than fifty (50%) percent of the outstanding voting stock, shares or equity interests shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

         "Ten-Percent Shareholder" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in section 424 of the Code, as amended. For purposes of this definition of "Ten Percent Shareholder" the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

         "Vest Date" shall have that meaning in Section 7(a)(v) of this Plan.


SECTION 3
ADMINISTRATION

         (a) General Administration. This Plan shall be administered by the Committee, which shall consist of at least two persons, each of whom shall be Disinterested Directors. The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board of Directors.

         (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

         (c) Authority of Committee. This Plan shall be administered by, or under the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business including without limitation the authority to take the following actions:

             (i)    To interpret this Plan and to apply its provisions;

             (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

             (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

             (iv) To determine when Plan Awards are to be granted under this Plan;

             (v)    To select the Optionees and Participants;

             (vi) To determine the number of Shares to be made subject to each Plan Award;

             (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation the Exercise Price and the determination whether an Option is to be classified as an ISO or a Nonstatutory Option;

             (viii) To amend any outstanding Stock Option Agreement (other than the Exercise Price) or the terms, conditions and restrictions of a grant of Restricted Stock, subject to Section 6(f) and applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement;

             (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

             (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

             (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise;

             (xii) To establish performance goals ("Performance Goals") in connection with any grant of Restricted Stock, which Performance Goals may be based on earnings, cash flow, stock price, return on capital, operating margins, general and administrative expenses, safety or refinements of these measures; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per share data or results computed independently or with respect to a peer group; and

             (xiii) To take any other actions deemed necessary or advisable for the administration of this Plan.

         All interpretations and determinations of the Committee made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interested parties. The Committee may make grants of Plan Awards on an individual or group basis. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

         (d) Holding Period. The Committee may in its sole discretion require as a condition to the granting of any Option, that a Participant hold the Option for a period of six months following the date of such acquisition; provided that this condition shall be satisfied if at least six months elapse from the date of acquisition of the Option to the date of disposition of the Option (other than upon exercise or conversion) or its underlying equity security. The Committee shall require as a condition to the awarding of any Restricted Stock, that a Participant hold the Restricted Stock for a period of (i) one year following the date of such acquisition in the event such Restricted Stock award vests upon the achievement of Performance Goals or (ii) three years following the date of such acquisition in the event such Restricted Stock award does not vest upon the achievement of Performance Goals.

SECTION 4
ELIGIBILITY

         (a) General Rule. Subject to the limitations set forth in subsection b below or elsewhere in this Plan, Participants shall be eligible to participate in this Plan.

         (b) Non-Employee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

SECTION 5
SHARES SUBJECT TO PLAN

         (a) Basic Limitation. Shares offered under this Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed three million (3,000,000) Shares, subject to adjustment pursuant to
Section 9 of this Plan; provided that no more than six hundred thousand (600,000) Shares, subject to adjustment pursuant to Section 9 of this Plan, may be issued under this Plan in connection with grants of Restricted Stock. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

         (b) Additional Shares. In the event any outstanding Option for any reason expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

SECTION 6
TERMS AND CONDITIONS OF OPTIONS

         (a) Term of Option. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Committee; provided, however, in the case of an ISO granted to a Ten-Percent Shareholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Committee.

         (b) Exercise Price and Method of Payment.

             (i) Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Stock Option Agreement; provided, however, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an ISO granted to a Participant who is a Ten-Percent Shareholder on the Date of Grant).

             (ii) Payment of Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Committee under Section 3(c) of this Plan.

         (c) Exercise of Option.

             (i) Procedure for Exercise; Rights of Shareholder. Any Option granted hereunder shall be exercisable at such times under such conditions as shall be determined by the Committee, including without limitation performance criteria with respect to the Company and/or the Optionee, and in accordance with the terms of this Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under
Section 6(b)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a shareholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

         Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

             (ii) Termination of Status as an Employee. Except as provided in Subsections 6(c)(iii) and 6(c)(iv) below, an Optionee holding an Option who ceases to be an Employee of the Company may, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) thirty (30) days after the date such Optionee ceases to be an Employee, exercise the Option to the extent that the Optionee was entitled to exercise it on such date; provided, however, that in the event the Optionee is an Employee and is terminated without cause (as determined in the sole discretion of the Committee) then the thirty
(30) day period described in this sentence shall be automatically extended to ninety (90) days (and in the case of a Nonstatutory Option, such period shall be automatically extended to six (6) months), unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date an Optionee ceases to be an Employee.

             (iii) Permanent and Total Disability. Notwithstanding the provisions of Section 6(c)(ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part notwithstanding that such Option may not be fully exercisable, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve

(12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

             (iv) Death of an Optionee. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(c)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part notwithstanding that such Option may not have been fully exercisable on the date of the Optionee's death, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

         (d) Non-Transferability of Options. Except as may be permitted by the Committee in its sole discretion, any Option granted under this Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

         (e) Time of Granting Options. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Committee's determination to grant an Option to an Employee, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Employee within a reasonable time after the Date of Grant.

         (f) Restriction on Repricing. The Exercise Price of outstanding Options may not be altered or amended, except with respect to adjustments for changes in capitalization as provided in Section 9(a). Within the limitations of this Plan, the Committee may otherwise modify outstanding Options, provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option. The foregoing notwithstanding, the Committee may, in its sole discretion, and without the consent of the Optionee or any other person, accelerate the vesting of all or part of any Option.

         (g) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

         (h) Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

         (i) Leaves of Absence. Leaves of absence approved by the Committee which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

         (j) Limitation on Grants of Options to Covered Employees. Subject to potential changes specified in Section 9(a) the total number of Shares for which Options may be granted and which may be awarded as Restricted Stock to any "covered employee" within the meaning of Section 162(m) of the Code during any one (1) year period shall not exceed 1,000,000 in the aggregate.

         (k) Disqualifying Dispositions. The Stock Option Agreement evidencing any ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code, of any share or shares issued to him pursuant to the exercise of the ISO within the two (2) year period commencing on the day after the Date of Grant of such Option or within the one (1) year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

SECTION 7
RESTRICTED STOCK

         (a) Authority to Grant Restricted Stock. The Committee shall have the authority to grant to Participants Shares that are subject to certain terms, conditions and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Committee either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock shall require the Participant to remain an Employee of (or otherwise provide Services to) the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

             (i) Nature of Grant. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Committee, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

             (ii) Restricted Stock Account. The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to which Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Committee.

             (iii) Restrictions. The terms, conditions and restrictions of the Restricted Stock shall be determined by the Committee on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Committee.

             (iv) Restricted Stock Criteria. At the time of each grant of Restricted Stock, the Committee in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include without limitation performance measures and targets (which may include any Performance Goals established by the Committee) and/or holding period requirements (the "Restricted Stock Criteria"). The Committee may establish a corresponding relationship between the Restricted Stock Criteria and
(x) the number of Shares of Restricted Stock that may be earned, and (y) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to such grant.

             (v) Vesting. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

             (vi) Dividends. The Committee may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

             (vii) Termination of Services. If a Participant (x) with the consent of the Committee, ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under this Section 7 shall be determined by the Committee in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

         (b) Deferral of Payments. The Committee may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Committee shall determine the terms and conditions of such deferral in its sole discretion.

SECTION 8
ISSUANCE OF SHARES; TAX WITHHOLDING

         (a) Issuance of Shares. As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended, or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the vesting of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

         (b) Tax Withholding. Each Participant shall, no later than the date as of which the value of any Plan Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of such Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any award, a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 9
CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

         (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option (as well as the Exercise Price covered by any outstanding Option), the aggregate number of Shares that have been authorized for issuance under this Plan and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

         (b) Dissolution, Liquidation, Sale of Assets or Merger. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

         In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

             (i) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided above; or

             (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding or unexercised options for securities of another corporation, then the Committee shall adjust the Shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

         The term "Reorganization" as used in this Subsection 9(b) shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

         Except as provided above in this Section 9(b) and except as otherwise provided by the Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

         (c) Change in Control. Subject to Section 9(b), in the event there occurs a Change of Control, (i) the Optionees shall have the right to exercise from and after the date of the Change in Control the Option held by such Optionee in whole or in part notwithstanding that such Option may not be fully exercisable, and (ii) any and all restrictions on any Restricted Stock credited to a Restricted Stock Account shall lapse and such stock shall immediately vest in the Participants notwithstanding that the Restricted Stock held in such account was unvested.

SECTION 10
NO EMPLOYMENT RIGHTS

         No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

SECTION 11
CONFIDENTIALITY AND NON-COMPETITION

         By accepting Options or Restricted Stock under this Plan and as a condition to the exercise of Options and the enjoyment of any of the benefits of this Plan, each Participant agrees as follows:

         (a) Confidentiality. During the period that each Participant provides Services (or the Participant's engaging in any other activity with or for the Company) and for a two year period thereafter, such Participant shall treat and safeguard as confidential and secret all Confidential Information received by such Participant at any time. Without the prior written consent of the Company, except as required by law, such Participant will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Subsidiaries. In the event that a Participant is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his opinion, judgment or recommendations concerning the Company or its Subsidiaries as developed from the Confidential Information, each Participant will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, such Participant is, in the reasonable opinion of his counsel, compelled to disclose Confidential Information, such Participant shall disclose only that portion and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

         (b) Non-Competition. During the period that each Participant provides Services to the Company or its Subsidiaries, and for a two-year period thereafter, such Participant shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

             (i) own, manage, control or participate in the ownership, management, or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business which competes with the business of the Company or any of its Subsidiaries (as such business is conducted during the term such Participant provides Services to the Company or its Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

             (ii) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its Subsidiaries.

         In the event any court of competent jurisdictions should determine that the foregoing covenant of non-competition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and the affected Participant hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law.

         (c) Failure to Comply. Each Participant acknowledges that remedies at law for any breach by him of this Section 11 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, each Participant acknowledges that upon his or her violation of any provision of this Section 11, the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. Each Participant further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provisions of this Section 11, such Participant shall immediately forfeit any rights and benefits under this Plan and shall return to the Company any unexercised Options and forfeit the rights under any awards of Restricted Stock and shall return any Shares held by such Participant received upon exercise of any Option or the termination of the Restriction Period relating to Restricted Stock granted hereunder, together with any proceeds from sales of any Shares received upon exercise of such Options or the termination of the Restriction Period of such Restricted Stock; provided, however, that upon violation of subsection (b) of this Section 11, the forfeiture and return provisions contained in this sentence shall apply only to Options which have become exercisable, and Restricted Stock, the Restriction Period with respect to which has terminated, and in any such case the proceeds of sales therefrom, during the two year period immediately prior to termination of the Participant's Services. Nothing in this Section 11 will be deemed to limit, in any way, the remedies at law or in equity of the Company, for a breach by a Participant of any of the provisions of this Section 11.

         (d) Notice. Each Participant agrees to provide written notice of the provisions of this Section 11 to any future employer of such Participant, and the Company expressly reserves the right to provide such notice to such Participant's future employer(s).

         (e) Severability. If any provisions or part of any provision of this
Section 11 is held for any reason to be unenforceable, (i) the remainder of this
Section 11 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

SECTION 12
TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

         (a) Effective Date; Term of Plan. This Plan shall be submitted to the shareholders of the Company for approval and ratification at the next regular or special meeting thereof to be held after August 1, 1998. Unless at such meeting this Plan is approved and ratified by the shareholders of the Company in the manner provided by the Company's By-Laws, then, and in such event, this Plan and any then outstanding Options or Incentive Stock that may have been conditionally granted prior to such shareholder meeting shall become null and void and of no further force or effect. Subject to the immediately preceding sentence, this Plan shall become effective upon its adoption by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 12.

         (b) Amendment and Termination. The Board of Directors in its sole discretion may terminate this Plan at any time. The Board of Directors may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided, that (i) any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under
Section 9 of this Plan, or (ii) any change in this Plan that would materially increase the benefits accruing to Participants under this Plan, shall require approval of the shareholders of the Company in the manner provided by the Company's By-Laws, as amended.

         (c) Effect of Termination. In the event this Plan is terminated, no Shares shall be issued under this Plan nor shall any Shares of Restricted Stock be credited to a Restricted Stock Account, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

SECTION 13
GOVERNING LAW

     THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                   APPENDIX B


                              HELEN OF TROY LIMITED


                        1998 EMPLOYEE STOCK PURCHASE PLAN


1.   Purpose.

     The purpose of this Plan is to provide an opportunity for Employees of the Company and its Designated Subsidiaries to purchase Common Stock of the Company and thereby to have an additional incentive to contribute to the prosperity of the Company. It is the intention of the Company that this Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code although the Company makes no undertaking nor representation to maintain such qualification.

2.   Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the committee appointed by the Board in accordance with Section 12 of this Plan.

     (d) "Common Stock" shall mean the common stock of the Company, par value $.10 per share, or any stock into which such common stock may be converted.

     (e) "Company" shall mean Helen of Troy Limited, a Bermuda corporation.

     (f) "Compensation" shall mean an Employee's wages or salary and other amounts payable to an Employee on account of personal services rendered by the Employee to the Company or a Designated Subsidiary and which are reportable as wages or other compensation on the Employee's Form W-2, plus pre-tax contributions of the Employee under a cash or deferred arrangement (401(k) plan) or cafeteria plan maintained by the Company or a Designated Subsidiary, but excluding, however, (a) non-cash fringe benefits, (b) special payments as determined by the Committee (e.g., moving expenses, unused vacation, severance pay), (c) income from the exercise of stock options or other stock purchases and
(d) any other items of Compensation as determined by the Committee.

     (g) "Designated Subsidiary" shall mean a Subsidiary which has been designated by the Board or the Committee as eligible to participate in this Plan.

     (h) "Employee" shall mean an individual classified as an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) by the Company or a Designated Subsidiary on the Company payroll records during the relevant participation period.

     (i) "Entry Date" shall mean the first day of each Option Period.

     (j) "Exercise Date" shall mean the last business day of each Exercise
Period.

     (k) "Exercise Period" shall mean a three-month, six-month or other period as determined by the Committee. The first Exercise Period during an Option Period shall commence on the first day of such Option Period. Subsequent Exercise Periods, if any, shall run consecutively after the termination of the preceding Exercise Period. The last Exercise Period in an Option Period shall terminate on the last day of such Option Period.

     (l) "Fair Market Value" shall mean such amount as the Board, in its sole discretion, shall determine; provided, however, that if there is a public market for the securities, the Fair Market Value shall be the mean of the highest and lowest sale prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, in the event the securities are listed on a stock exchange, the Fair Market Value shall be the mean of the highest and lowest sale prices of the securities per share or unit, as the case may be, on such exchange, as reported in the Wall Street Journal, as of the date in question.

     (m) "Option Period" shall mean a period of up to twelve (12) months as determined by the Committee. The Committee may determine that the Option Period and the Exercise Period are the same.

     (n) "Participant" shall mean a participant in this Plan as described in
Section 4 of this Plan.

     (o) "Plan" shall mean this Helen of Troy Limited 1998 Employee Stock Purchase Plan, as amended from time to time.

     (p) "Shareholder" shall mean a record holder of shares entitled to vote shares of Common Stock under the Company's Bye-Laws.

     (q) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, as described in
Section 424(f) of the Code.

3.   Eligibility.

     Any Employee regularly employed on a full-time basis by the Company or by any Designated Subsidiary on an Entry Date shall be eligible to participate in this Plan with respect to the Option Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one pay period) prior to an Entry Date to be eligible to participate with respect to that Entry Date and provided further that (a) the Committee may extend eligibility to part-time Employees pursuant to criteria and procedures established by the Committee and (b) the Committee may impose an eligibility period on participation of up to two years with respect to participation on any prospective Entry Date. The Committee may also determine that a designated group of highly compensated Employees (e.g., Employees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) are ineligible to participate in this Plan. An Employee shall be considered employed on a full-time basis unless his or her customary employment is less than 20 hours per week or five months per year. No Employee may participate in this Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Section 424(d)) of the Code, shares of stock, including stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Company, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries. All Employees who participate in this Plan shall have the same rights and privileges under this Plan except for differences which may be mandated by local law and which are consistent with Section 423(b)(5) of the Code. Subject to continued compliance with Section 423 of the Code, the Committee may impose other restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

4.   Participation.

     4.1 An Employee who is eligible to participate in this Plan in accordance with Section 3 may become a Participant by filing, on a date prescribed by the Committee prior to an applicable Entry Date, a completed payroll deduction authorization and Plan enrollment form provided by the Company. An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee's Compensation, not to exceed fifteen percent (15%) of the Employee's Compensation, or such lesser percentage as specified by the Committee as applied to an Entry Date or Option Period. All payroll deductions may be held by the Company and commingled with its other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions except where required by local law as determined by the Committee. A separate bookkeeping account for each Participant shall be maintained by the Company under this Plan and the amount of each Participant's payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

     4.2 Under procedures established by the Committee, a Participant may suspend or discontinue participation in this Plan at any time during an Exercise Period by completing and filing a new payroll deduction authorization and Plan enrollment form with the Company. A Participant may increase or decrease his or her rate of payroll deductions only effective on an Entry Date by filing a new payroll deduction authorization and Plan enrollment form. If a new payroll deduction authorization and Plan enrollment form is not filed with the Company, the rate of payroll deductions shall continue at the originally elected rate throughout the Option Period unless the Committee determines to change the permissible rate.

     If a Participant suspends participation during an Exercise Period, his or her accumulated payroll deductions will remain in this Plan for purchase of shares as specified in Section 6 on the following Exercise Date, but the Participant will not again participate until he or she completes a new payroll deduction authorization and Plan enrollment form. The Committee may establish rules limiting the frequency with which Participants may suspend and resume payroll deductions under this Plan and may impose a waiting period consistent with Section 423 of the Code on Participants wishing to resume suspended payroll deductions. If a Participant discontinues participation in this Plan, the amount credited to the Participant's individual account shall be paid to the Participant without interest (except where required by local law). In the event any Participant terminates employment with the Company or any Subsidiary for any reason (including death) prior to the expiration of an Option Period, the Participant's participation in this Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or the Participant's estate without interest (except where required by local law). Whether a termination of employment has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or change of employment status (e.g., from full-time to part-time) will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Company and its Subsidiaries.

     In the event of a Participant's death, any accumulated payroll deductions will be paid, without interest, to the estate of the Participant.

5.   Offering.

     5.1 The maximum number of shares of Common Stock which may be issued pursuant to this Plan shall be 500,000 shares. The Committee may designate any amount of available shares for offering for any Option Period determined pursuant to Section 5.2.

     5.2 Each Option Period, Entry Date and Exercise Period shall be determined by the Committee. The Committee shall have the power to change the duration of future Option Periods or future Exercise Periods, and to determine whether or not to have overlapping Option Periods, with respect to any prospective offering, without shareholder approval, and without regard to the expectations of any Participants.

     5.3 With respect to each Option Period, each eligible Employee who has elected to participate as provided in Section 4.1 shall be granted an option to purchase that number of shares of Common Stock which may be purchased with the payroll deductions accumulated on behalf of such Employee (assuming payroll deductions at a rate of fifteen percent (15%) of Compensation) during each Exercise Period within such Option Period at the purchase price specified in
Section 5.4 below; provided, however, (a) in no event shall the Employee be entitled to accrue rights to purchase shares under this Plan (and all other employee stock purchase plans, as defined in Section 423 of the Code, of the Company and its subsidiaries) at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time, and (b) the maximum shares subject to any option shall in no event exceed 2,000.

     5.4 The option price under each option shall be the lower of: (a) a percentage (not less than eighty-five percent (85%)) established by the Committee ("Designated Percentage") of the Fair Market Value of the Common Stock on the Entry Date on which an option is granted, or (b) the Designated Percentage of the Fair Market Value on the Exercise Date on which the Common Stock is purchased. The Committee may change the Designated Percentage with respect to any future Option Period, but not below eighty-five percent (85%).

     5.5 If the total number of shares of Common Stock for which options granted under this Plan are exercisable exceeds the maximum number of shares offered on any Entry Date, the number of shares which may be purchased under options granted on the Entry Date shall be reduced on a pro rata basis in as nearly a uniform manner as shall be practicable and equitable. In this event, payroll deductions shall also be reduced or refunded accordingly. If an Employee's payroll deductions during any Exercise Period exceeds the purchase price for the maximum number of shares permitted to be purchased under Section 5.3, the excess shall be refunded to the Participant without interest (except where otherwise required by local law).

     5.6 In the event that the Fair Market Value of the Company's Common Stock is lower on the first day of an Exercise Period within an Option Period (subsequent "Reassessment Date") than it was on the Entry Date for such Option Period, all Employees participating in this Plan on the Reassessment Date shall be deemed to have relinquished the unexercised portion of the option granted on the Entry Date and to have enrolled in and received a new option commencing on such Reassessment Date, unless the Committee has determined not to permit overlapping Option Periods or to restrict such transfers to lower price Option Periods.

6.   Purchase of Stock.

     Upon the expiration of each Exercise Period, a Participant's option shall be exercised automatically for the purchase of that number of full shares of Common Stock which the accumulated payroll deductions credited to the Participant's account at that time shall purchase at the applicable price specified in Section 5.4.

7.   Payment and Delivery.

     Upon the exercise of an option, the Company shall deliver to the Participant the Common Stock purchased and the balance of any amount of payroll deductions credited to the Participant's account not used for the purchase. The Committee may permit or require that shares be deposited directly with a broker designated by the Participant (or a broker selected by the Committee) or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares. To the extent the unused cash balance represents a fractional share, the unused cash balance credited to the Participant's account shall be carried over to the next Exercise Period, if the Participant is also a Participant in this Plan at that time or refunded to the Participant, as determined by the Committee. The Company shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other shareholder rights with respect to shares subject to any option granted under this Plan until the option has been exercised and shares issued.

8.   Recapitalization.

     If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the share limit of Section 5.3 and the maximum number of shares specified in Section 5.1 shall be proportionately increased or decreased, the terms relating to the purchase price with respect to the option shall be appropriately adjusted by the Committee, and the Committee shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

     The Committee, if it so determines in the exercise of its sole discretion, also may adjust the number of shares specified in Section 5.1, as well as the price per share of Common Stock covered by each outstanding option and the maximum number of shares subject to any individual option, in the event the Company effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of shares of its outstanding Common Stock.

     The Committee's determinations under this Section 8 shall be conclusive and binding on all parties.

9.   Merger, Liquidation, Other Company Transactions.

     In the event of the proposed liquidation or dissolution of the Company, the Option Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Committee in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, then in the sole discretion of the Committee, (a) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (b) a date established by the Committee on or before the date of consummation of such merger, consolidation or sale shall be treated as an Exercise Date, and all outstanding options shall be deemed exercisable on such date or (c) all outstanding options shall terminate and the accumulated payroll deductions shall be returned to the Participants.

10.  Transferability.

     Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under this Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in this Plan pursuant to Section 4.2.

11.  Amendment or Termination of the Plan.

     11.1 This Plan shall continue until, July 17, 2008, unless previously terminated in accordance with Section 11.2.

     11.2 The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend this Plan, or revise or amend it in any respect whatsoever, except that, without approval of the shareholders, no such revision or amendment shall:

          (a) materially increase the number of shares subject to this Plan, other than an adjustment under Section 8 of this Plan;

          (b) materially modify the requirements as to eligibility for participation in this Plan, except as otherwise specified in this Plan;

          (c) materially increase the benefits accruing to Participants;

          (d) reduce the purchase price specified in Section 5.4, except as specified in Section 8;

          (e) extend the term of this Plan beyond the date specified in Section 11.1; or

          (f) amend this Section 11.2 to defeat its purpose.

12.  Administration.

     The Board shall appoint a Committee consisting of at least two members, each of whom shall be a member of the Board who is both a (a) Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act and (b) an Outside Director, within the meaning of Section 162(m) of the Code. The members of the Committee will serve for such period of time as the Board may specify and may be removed by the Board at any time. This Plan shall be administered by, or under the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee will have the authority and responsibility for the day-to-day administration of this Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of this Plan, to interpret the provisions and supervise the administration of this Plan, and to take all action in connection with administration of this Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all Participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Company shall pay all expenses incurred in the administration of this Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to this Plan or any option granted thereunder.

13.  Committee Rules for Non-United States Jurisdictions.

     The Committee may adopt rules or procedures relating to the operation and administration of this Plan in non-United States jurisdictions to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements.

14.  Securities Laws Requirements.

     The Company shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Company has determined that: (a) it and the Participant have taken all actions required to register the Common Stock under the United States Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof; (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (c) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

15.  Governmental Regulations.

     This Plan and the Company's obligation to sell and deliver shares of its stock under this Plan shall be subject to the approval of any governmental authority required in connection with this Plan or the authorization, issuance, sale, or delivery of stock hereunder.

16.  No Enlargement of Employee Rights.

     Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or any Designated Subsidiary or to interfere with the right of the Company or Designated Subsidiary to discharge any Employee at any time.

17.  Governing Law.

     THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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

18.  Effective Date.

     This Plan shall be submitted to the Shareholders for approval and ratification at the next regular or special meeting thereof to be held after August 1, 1998. Unless at such meeting this Plan is approved and ratified by the Shareholders in the manner provided by the Company's By-Laws, then, and in such event, this Plan and any then outstanding options that may have been conditionally granted under this Plan prior to such shareholder meeting shall become null and void and of no further force or effect. Subject to the immediately preceding sentence, this Plan shall become effective upon its adoption by the Board.

                             HELEN OF TROY LIMITED
                         Annual Meeting of Shareholders
                                August 25, 1998

                                     -----
                                     PROXY
                                     -----

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Gerald J. Rubin as Proxy with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Tuesday, August 25, 1998 at 1:00 p.m. Mountain Daylight Time, at the Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas and any adjournment thereof, and to vote all the shares of Common Stock of the Company that the undersigned is entitled to vote on the following matters:

1. To elect a board of six directors

          FOR ALL NOMINEES LISTED BELOW
          (except as marked to the contrary below) [ ]

          WITHOUT AUTHORITY
          to vote for all nominees below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

Gerald J. Rubin          Stanlee N. Rubin
Byron H. Rubin           Christopher Carameros
Daniel C. Montano        Gary B. Abromovitz

2. To consider approval of the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan:

          For [ ]        Against [ ]         Abstain [ ]

3. To consider approval of the Helen of Troy Limited 1998 Employee Stock Purchase Plan:

          For [ ]        Against [ ]         Abstain [ ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted for Proposals 1 through 3 and in accordance with management's discretion as to any other matters.

                                   IMPORTANT: Please date this proxy and sign
---------------------------------  exactly as your name or names appear thereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in the representative capacity, please so indicate when signing.



                                   --------------------------------------------
DATE                     , 1998    SIGNATURE


-------------------------------
PLEASE SIGN, DATE AND RETURN       --------------------------------------------
THIS PROXY PROMPTLY IN THE         SIGNATURE IF HELD JOINTLY
ACCOMPANYING ENVELOPE.
-------------------------------